Liability for Sale of Future Revenues (Details) - USD ($)	3 Months Ended	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Jun. 30, 2020	Dec. 31, 2019
Liability for Future Policy Benefit, after Reinsurance [Abstract]
Aggregate received			$ 424,510
Sale agreements description			The funds advanced under the agreements will be repaid through 52 weekly payments of $5,452 for each agreement, or a total of $10,904 per week. Total payments will aggregate $567,001. As a result, we have recorded a discount of $142,491, which will be amortized to expense over the term of the agreements.
Amortized discount to interest expense	$ 33,833	$ 65,809	$ 6,851
Unamortized discount	$ 69,832	$ 69,832	$ 135,640